                                                                 EXECUTION COPY

                      RESALE REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                       L-3 COMMUNICATIONS HOLDINGS, INC.,
                                   THE COMPANY

                                       AND

                         L-3 COMMUNICATIONS CORPORATION,
                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.,
                     L-3 COMMUNICATIONS ILEX SYSTEMS, INC.,
                      L-3 COMMUNICATIONS AYDIN CORPORATION,
                                   MPRI, INC.,
                   L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.,
                               SPD HOLDINGS, INC.,
                          SPD ELECTRICAL SYSTEMS, INC.,
                              SPD SWITCHGEAR, INC.,
                                 PAC ORD, INC.,
                                 HENSCHEL, INC.,
                              POWER PARAGON, INC.,
                         L-3 COMMUNICATIONS ESSCO, INC.,
                             ELECTRODYNAMICS, INC.,
                       INTERSTATE ELECTRONICS CORPORATION,
                       SOUTHERN CALIFORNIA MICROWAVE INC.,
                 L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.,
                   L-3 COMMUNICATIONS DBS MICROWAVE, INC. and
                              MICRODYNE CORPORATION
                                  AS GUARANTORS

                                       AND

                              LEHMAN BROTHERS INC.





                          DATED AS OF NOVEMBER 21, 2000


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     RESALE REGISTRATION RIGHTS AGREEMENT, dated as of November 21, 2000 between
L-3 Communications Holdings, Inc., a Delaware corporation (together with any successor entity, herein referred to as the "Company"), and L-3 Communications Corporation, a Delaware corporation ("L-3 Communications"), Hygienetics Environmental Services, Inc., a Delaware corporation, L-3 Communications ILEX Systems, Inc, a Delaware corporation, L-3 Communications Aydin Corporation, a Delaware corporation, MPRI, Inc., a Delaware corporation, L-3 Communications SPD Technologies, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Switchgear, Inc., a Delaware corporation, Pac Ord, Inc., a Delaware corporation, Henschel, Inc., a Delaware corporation, Power Paragon, Inc., a Delaware corporation, L-3 Communications ESSCO, Inc., a Delaware corporation, Electrodynamics, Inc., an Arizona Corporation, Interstate Electronics Corporation, a California Corporation, Southern California Microwave Inc, a California corporation, L-3 Communications Storm Control Systems, Inc., a California corporation, L-3 Communications DBS Microwave, Inc., a California corporation and Microdyne Corporation, a Maryland corporation (collectively, including L-3 Communications, the "Guarantors"), and Lehman Brothers Inc. (the "Initial Purchaser").

     Pursuant to the Purchase Agreement, dated November 16, 2000, among the Company, the Guarantors and the Initial Purchaser (the "Purchase Agreement"), the Initial Purchaser has agreed to purchase from the Company up to $250,000,000 ($300,000,000 if the Initial Purchaser exercises the over-allotment option in full) in aggregate principal amount of the Company's 5.25% Convertible Senior Subordinated Notes due 2009 (the "Notes"). The Notes will be convertible into fully paid, nonassessable shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchaser to purchase the Notes, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement pursuant to Section 3(i) of the Purchase Agreement.

     The parties hereby agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

   Advice:  As defined in Section 4(c)(ii) hereof.

   Affiliate:  As such term is defined in Rule 405 under the Securities Act.

   Agreement:  This Resale Registration Rights Agreement.

   Blue Sky Application:  As defined in Section 6(a) hereof.

   Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

   Business Day: A day other than a Saturday or Sunday or any federal holiday in the United States

   Closing Date:  The date of this Agreement.
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  Commission:  Securities and Exchange Commission.

  Common Stock:  As defined in the preamble hereto.

  Company:  As defined in the preamble hereto.

  Damages Payment Date:  Each Interest Payment Date.  For purposes of this
      Agreement, if no Notes are outstanding, "Damages Payment Date" shall mean each June 1 and December 1.

  Effectiveness Period:  As defined in Section 2(a)(iii) hereof.

  Effectiveness Target Date:  As defined in Section 2(a)(ii) hereof.

  Exchange Act:  Securities Exchange Act of 1934, as amended.

  Filing Deadline: As defined in Section 2(a)(i) hereof.

  Holder:  A Person who owns, beneficially or otherwise, Transfer Restricted
      Securities.

  Indemnified Holder:  As defined in Section 6(a) hereof.

  Indenture: The Indenture, dated as of November 21, 2000, among the Company, the Guarantors (as defined therein) and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

  Initial Purchaser:  As defined in the preamble hereto.

  Interest Payment Date:  As defined in the Indenture.

  Liquidated Damages:  As defined in Section 3(a) hereof.

  Majority of Holders: Holders holding 50% in aggregate principal amount of the Notes outstanding at the time of determination of the Majority of Holders; provided, however, that, for purposes of this definition, a holder of shares of Common Stock which constitute Transfer Restricted Securities that were previously issued upon conversion of Notes shall be deemed to hold an aggregate principal amount of Notes (in addition to the principal amount of Notes held by such holder) equal to the product of
       (x) the number of such shares of Common Stock held by such holder and
       (y) the prevailing conversion price, such prevailing conversion price as determined in accordance with Section 12 of the Indenture.

  NASD:  National Association of Securities Dealers, Inc.

  Notes: As defined in the preamble hereto.

                         Registration Rights Agreement
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  Notice and Questionnaire: The Notice of Registration Statement and
           Selling Security Holder Election and Questionnaire in substantially the form attached or Exhibit A hereto.

  Person: An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

  Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

  Questionnaire Deadline:  As defined in Section 2(b) hereof.

  Record Holder: With respect to any Damages Payment Date, each Person who is a Holder on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur. In the case of a Holder of shares of Common Stock issued upon conversion of the Notes, "Record Holder" shall mean each Person who is a Holder of shares of Common Stock which constitute Transfer Restricted Securities on the May 15 or November 15 immediately preceding the Damages Payment Date.

  Registration Default:  As defined in Section 3(a) hereof.

  Registration Statement:  As defined in Section 2(a)(i) hereof.

  Sale Notice:  As defined in Section 4(e) hereof.

  Securities Act:  Securities Act of 1933, as amended.

  Suspension Period.  As defined in Section 4(b)(i) hereof.

  TIA: Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under the TIA.

  Transfer Restricted Securities: Each Note and each share of Common Stock issued upon conversion of Notes until the earliest to occur of:

               (i) the date on which such Note or such share of Common Stock issued upon conversion has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement;

               (ii) the date on which such Note or such share of Common Stock issued upon conversion (A) has been transferred in compliance with Rule 144 under the Securities Act or (B) may be sold or transferred pursuant to Rule 144 under the Securities Act without regard to the volume limitations thereof (or any other similar provision then in force); and

                         Registration Rights Agreement
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               (iii) the date on which such Note or such share of Common Stock issued upon conversion ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

    Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          2. Registration.

          (a) The Company and the Guarantors shall:

               (i) not later than 135 days after the earliest date of original issuance of any of the Notes (the "Filing Deadline"), cause a registration statement to be filed pursuant to Rule 415 under the Securities Act (the "Registration Statement"), which Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

               (ii) use all commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as is practicable, but in no event later than 195 days after the earliest date of original issuance of any of the Notes (the "Effectiveness Target Date"); and

               (iii) use all commercially reasonable efforts to keep the Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that: (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the "Effectiveness Period") of:

                    (1) two years following the last date of original issuance of Notes; or

                    (2) such shorter period that will terminate when (x) all of the Holders of Transfer Restricted Securities (other than the Company and its Affiliates) are able to sell all Transfer Restricted Securities without restriction pursuant to the volume limitation provisions of Rule 144 under the Securities Act or any successor rule thereto, (y) when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise) or (z) all Transfer Restricted Securities registered under the Registration Statement have been sold.


                         Registration Rights Agreement
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     (b) No Holder of Transfer Restricted Securities may include any of its
Transfer Restricted Securities in the Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, prior to or on the 20th Business Day after the date the Notice and Questionnaire is given to Holders (the "Questionnaire Deadline"), such information as the Company may reasonably request for use in connection with the Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders of Transfer Restricted Securities, the Company shall notify such Holders of the requirements set forth in the preceding sentence. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information prior to or on the Questionnaire Deadline. Each Holder as to which the Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

     3. Liquidated Damages.

     (a) If:

          (i) the Registration Statement is not filed with the Commission prior to or on the Filing Deadline;

          (ii) the Registration Statement has not been declared effective by the Commission prior to or on the Effective Target Date;

          (iii) subject to the provisions of Section 4(b)(i) hereof, the Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or

          (iv) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated,

(each such event referred to in foregoing clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors jointly and severally hereby agree to pay liquidated damages ("Liquidated Damages") with respect to the Transfer Restricted Securities from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured which shall accrue as follows:

                         (A) in respect of the Notes, to each holder of Notes,
                    (x) during the first 90-day period during which a Registration Default shall have occurred and be continuing, at the rate of an additional 0.25% of the principal amount of the Notes per year, and (y) during the period

                         Registration Rights Agreement

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                    commencing on the 91st day following the day the
                    Registration Default shall have occurred and be continuing, at the rate of an additional 0.50% of the principal amount of the Notes per year; provided that in no event shall Liquidated Damages accrue at a rate per year exceeding 0.50% of the principal amount of the Notes; and

                         (B) in respect of any shares of Common Stock issued
                    upon conversion of Notes, to each holder of such shares of Common Stock, (x) during the first 90-day period in which a Registration Default shall have occurred and be continuing, at the rate of an additional 0.25% of the principal amount of the Notes converted into such shares of Common Stock per year, and (y) during the period commencing the 91st day following the day the Registration Default shall have occurred and be continuing, at the rate of an additional 0.50% of the principal amount of the Notes converted into such shares of Common Stock per year; provided, however, that in no event shall Liquidated Damages accrue at a rate per year exceeding 0.50% of the principal amount of the Notes converted into such shares of Common Stock.

     (b) All accrued Liquidated Damages shall be paid in arrears to Record Holders by the Company or the Guarantors on each Damages Payment Date by wire transfer of immediately available funds. Following the cure of all Registration Defaults relating to any particular Note or share of Common Stock issued upon conversion of Notes, the accrual of Liquidated Damages with respect to such Note or such share of Common Stock shall cease.

     All obligations of the Company and the Guarantors to pay Liquidated Damages set forth in this Section 3 with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full provided, however, that the Liquidated Damages shall cease to accrue on the day immediately prior to the date such Transfer Restricted Securities cease to be Transfer Restricted Securities.

     The Liquidated Damages set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for Registration Defaults.

     4. Registration Procedures.

     (a) In connection with the Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 4(b) hereof and shall use all reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act.

     (b) In connection with the Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company and the Guarantors shall:

                         Registration Rights Agreement

          (i) Subject to any notice by the Company and the Guarantors in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable efforts to keep the Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause any the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for the resale of Transfer Restricted Securities during the Effectiveness Period, the Company and the Guarantors shall file promptly an appropriate amendment to the Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use all reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company and the Guarantors may suspend the effectiveness of the Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "Suspension Period") if:

               (x) an event occurs and is continuing as a result of which the Registration Statement would, in the Company's and the Guarantors' reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (y) the Company and the Guarantors reasonably determine that the disclosure of such event at such time would have a material adverse effect on the business of the Company and the Guarantors (and their subsidiaries, if any, taken as a whole);

     provided, however, that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's and the Guarantors' ability to consummate such transaction, the Company and the Guarantors may extend a Suspension Period from 45 days to 60 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period.

          (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the

                         Registration Rights Agreement
     intended method or methods of distribution by the sellers thereof set forth in the Registration Statement or supplement to the Prospectus.

          (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within five Business Days) and, if requested by such Persons, to confirm such advice in writing:

               (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective,

               (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

               (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

               (D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

     Each Holder of this Security, by accepting the same, agrees to hold any communication from the Company and the Guarantors pursuant to this paragraph 4(b)(iii) in confidence.

          (iv) If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (v) Furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Registration Statement and copies of any Prospectus included therein (other than documents incorporated by reference after the initial filing of the Registration Statement), which documents will be subject to the review of such Holders and

                         Registration Rights Agreement
     underwriter(s), if any, for a period of at least ten Business Days, and the Company and the Guarantors will not file the Registration Statement or Prospectus (other than documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by the Registration Statement or the underwriter(s), if any, shall reasonably object within five Business Days after the receipt thereof. The Company and the Guarantors shall also furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, if reasonably practicable, or otherwise promptly after filing with the Commission, copies of any amendments to the Registration Statement or supplements to the Prospectus (other than documents incorporated by reference after the initial filing of the Registration Statement), and to make the Company's and the Guarantors' representatives available for discussion of such amendments or supplements and make such changes in such amendments or supplements prior to the filing thereof, if reasonably practicable, or prepare and file further amendments or supplements, as the selling Holders or underwriter(s), if any, may reasonably request. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

          (vi) Make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Registration Statement, any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's and the Guarantors' officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof; provided further, that in no event shall the Company be required to furnish any material nonpublic information pursuant to this subsection
     (vi).

          (vii) If reasonably requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may request to have included therein, including, without limitation:
     (A) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (B) information with respect to the principal amount of Notes or number of shares of Common Stock being sold to such underwriter(s), (C) the purchase price being paid therefor

                         Registration Rights Agreement
     and (D) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by a selling Holder, this clause (vii) shall apply only to such information that relates to the Transfer Restricted Securities to be sold by such selling Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (viii) Furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

          (ix) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

          (x) If an underwriting agreement is entered into and the registration is an Underwritten Registration, the Company and the Guarantors shall:

               (A) upon request, furnish to each underwriter and, in the case of clause (1), to each selling Holder, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

                    (1) a certificate, dated the date of such closing, signed by the Chief Financial Officer of the Company and each of the Guarantors confirming, as of the date thereof, the matters set forth in Section 5(h) of the Purchase Agreement and such other matters as such parties may reasonably request;

                    (2) opinions, each dated the date of such closing, of
               counsel to the Company covering such of the matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

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

                    (3) customary comfort letters, dated the date of such
               closing, from the Company's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Registration Statement), in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

               (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified by the Company and the Guarantors; and

               (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (x).

          (xi) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Registration Statement; provided, however, that the Company and the Guarantors shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject themselves to taxation in any such jurisdiction if they are not now so subject.

          (xii) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such underwriter(s).

          (xiii) Use all reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.

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          (xiv) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use all reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (xv) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with certificates for the Notes that are in a form eligible for deposit with The Depository Trust Company.

          (xvi) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

          (xvii) Otherwise use their best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

          (xviii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA, and execute and use all reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

          (xix) Cause all Transfer Restricted Securities covered by the Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

          (xx) Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Registration Statement.

          (xxi) If reasonably requested by the underwriters, if any, make appropriate officers of the Company and the Guarantors reasonably available to the underwriters for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary

                         Registration Rights Agreement

     "road show" material in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities.

     (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Registration Statement until:

          (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xv) hereof; or

          (ii) such Holder is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

     (d) Each Holder who intends to be named as a selling Holder in the Registration Statement shall furnish to the Company in writing, no later than the Questionnaire Deadline, such information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities as the Company may reasonably request for use in connection with the Registration Statement or Prospectus or preliminary Prospectus included therein. Holders that do not complete the questionnaire and deliver it to the Company shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Registration Statement and therefore shall not be permitted to sell any Transfer Restricted Securities pursuant to the Registration Statement. Each Holder who intends to be named as a selling Holder in the Registration Statement shall promptly furnish to the Company in writing such other information as the Company may from time to time reasonably request in writing.

     (e) Upon the effectiveness of the Registration Statement, each Holder shall notify the Company at least three Business Days prior to any intended distribution of Transfer Restricted Securities pursuant to the Registration Statement (a "Sale Notice"), which notice shall be effective for five Business Days. Each Holder of this Security, by accepting the same, agrees to hold any communication by the Company in response to a Sale Notice in confidence.

     5. Registration Expenses.

     (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation:

                         Registration Rights Agreement

                 (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holders with the NASD);

                 (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

                 (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes), messenger and delivery services and telephone;

                 (iv) all fees and disbursements of counsel to the Company and the Guarantors and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities;

                 (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                 (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company shall bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

     (b) In connection with the Registration Statement required by this Agreement, the Company shall reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being registered pursuant to the Registration Statement, as applicable, for the reasonable fees and disbursements not to exceed the amount of $50,000 of not more than one counsel, which shall be Latham & Watkins, or such other counsel as may be chosen by a Majority of Holders for whose benefit the Registration Statement is being prepared.

     6. Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless each Holder, such Holder's officers and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

          (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any


                         Registration Rights Agreement
     amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

          (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein or out of the failure by the Indemnified Holder to furnish to any purchaser of its Restricted Transfer Security of the Prospectus and any supplement or amendment thereto in the form provided to such Indemnified Holder by the Company. The foregoing indemnity agreement is in addition to any liability which the Company and the Guarantors may otherwise have to any Indemnified Holder.

          (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company and the Guarantors, their respective officers and employees, their respective directors and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

               (ii) the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified

                         Registration Rights Agreement

Holder) specifically for use therein, and shall reimburse the Company, the Guarantors and any such directors, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company, the Guarantors or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company, the Guarantors or any of their respective directors, officers, employees or controlling persons and any such director, officer, employee or controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel to represent jointly a Majority of Holders and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the Company, the Guarantors or any of their respective directors, officers, employees or controlling persons under this Section 7; and provided, further, that if a Majority of Holders shall have reasonably concluded that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Company, the Guarantors and any of their respective directors, officers, employees and controlling persons, the fees and expenses of a single separate counsel shall be paid by the Company and the Guarantors. No indemnifying party shall:

          (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party seeking indemnification hereunder from all liability arising out of such claim, action, suit or proceeding, or

                         Registration Rights Agreement

          (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

          (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other, or

          (ii) if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) but also the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under the Purchase Agreement (before deducting expenses) received by the Company and the Guarantors as set forth in the table on Schedule 1 hereto, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 6, no Holder shall be required to

                         Registration Rights Agreement
contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 6(d) are several and not joint.

     7. Rule 144A. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company and each of the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

     8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

          (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

          (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

     9. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

                         Registration Rights Agreement

     10. Miscellaneous.

     (a) Remedies. The Company and the Guarantors acknowledge and agree that any failure by the Company or the Guarantors to comply with its obligations under
Section 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) Adjustments Affecting Transfer Restricted Securities. The Company and the Guarantors shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

     (c) No Inconsistent Agreements. The Company and the Guarantors will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that interferes with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company and the Guarantors shall not grant to any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. Except for the obligation described in the Purchase Agreement to the sellers of the ILEX Systems, Inc. business, the Company and the Guarantors have not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

     (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

          (ii) if to the Company or the Guarantors:

               L-3 Communications Holdings, Inc.
               600 Third Avenue, 36th Floor
               New York, New York  10016
               Attn:  Christopher Cambria

                         Registration Rights Agreement

                      With a copy to:

                      Simpson Thacher & Bartlett
                      425 Lexington Avenue
                      New York, New York  10017
                      Attn:  Vincent Pagano, Jr.

     All such notices and communications shall be deemed to have been duly given at: the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Securities Held by the Company or its' Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity,

                         Registration Rights Agreement
legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


















                         Registration Rights Agreement

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                   L-3 COMMUNICATIONS HOLDINGS, INC.,
                                            as the Company

                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   L-3 COMMUNICATIONS CORPORATION,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   HYGIENETICS ENVIRONMENTAL SERVICES, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   L-3 COMMUNICATIONS ILEX SYSTEMS, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                         Registration Rights Agreement

                                   L-3 COMMUNICATIONS AYDIN CORPORATION,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   MPRI, INC.,
                                          as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   SPD HOLDINGS, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   SPD ELECTRICAL SYSTEMS, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                         Registration Rights Agreement

                                   SPD SWITCHGEAR, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   PAC ORD, INC.,
                                           as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President


                                   HENSCHEL, INC.,
                                            as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                                    POWER PARAGON, INC.,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                                    L-3 COMMUNICATIONS ESSCO, INC.,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President

                         Registration Rights Agreement

                                   SOUTHERN CALIFORNIA MICROWAVE, INC.,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                                 L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                                    L-3 COMMUNICATIONS DBS MICROWAVE, INC.,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                                    MICRODYNE CORPORATION,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                                    ELECTRODYNAMICS, INC.,
                                             as a Guarantor


                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                         Name: Christopher C. Cambria
                                         Title:   Vice President


                         Registration Rights Agreement

                                   INTERSTATE ELECTRONICS CORPORATION,
                                             as a Guarantor

                                   By:/s/ Christopher C. Cambria
                                      -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title:   Vice President

















                         Registration Rights Agreement

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      LEHMAN BROTHERS INC.

                                      By /s/ David J. Brand
                                         ---------------------------------
                                          NAME: David J. Brand
                                          TITLE: Managing Director


                         Registration Rights Agreement

                                                                      SCHEDULE 1

                                  NET PROCEEDS


                                                                          PER
                                                                          NOTE              TOTAL
                                                                          ----           ------------
   Offering Price....................................................       100%        $250,000,000
   Discounts and Commissions.........................................      2.75%          $6,875,000
   Net Proceeds to the Company (before deducting expenses)...........     97.25%        $243,125,000

                                                                       EXHIBIT A

                        L-3 COMMUNICATIONS HOLDINGS, INC.

                        NOTICE OF REGISTRATION STATEMENT

                                       AND

                SELLING SECURITYHOLDER ELECTION AND QUESTIONNAIRE

-------------------------------------------------------------------------------

                                     NOTICE

         L-3 Communications Holdings, Inc. (the "Company") has filed, or intends to file, with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 or such other Form as may be available (the "Registration Statement"), for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5.25% Convertible Senior Subordinated Notes due 2009 (CUSIP No. 502424 AA 2 for Rule 144A purchasers and CUSIP No. U50219 AC 5 for Reg S purchasers) (the "Notes"), and common stock, par value $0.01 per share, issuable upon conversion thereof (the "Shares" and together with the Notes, the "Transfer Restricted Securities") in accordance with the terms of the Registration Rights Agreement, dated as of November 21, 2000 (the "Registration Rights Agreement") between the Company and Lehman Brothers Inc. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

         In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities, be subject to certain civil liability provisions of the Securities Act and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). In order to be included in the Registration Statement, this Election and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt PRIOR TO OR ON [insert here date that is 20 business days from the date of this notice] (the "Election and Questionnaire Deadline"). BENEFICIAL OWNERS THAT DO NOT COMPLETE THIS NOTICE AND QUESTIONNAIRE PRIOR TO THE ELECTION AND QUESTIONNAIRE DEADLINE AND DELIVER IT TO THE COMPANY AS PROVIDED BELOW WILL NOT BE NAMED AS SELLING SECURITYHOLDERS IN THE PROSPECTUS AND THEREFORE WILL NOT BE PERMITTED TO SELL ANY TRANSFER RESTRICTED SECURITIES PURSUANT TO THE REGISTRATION STATEMENT.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related Prospectus.

                                    ELECTION

         The undersigned Holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Election and Questionnaire, understands that it will be bound by the terms and conditions of this Election and Questionnaire and the Registration Rights Agreement.

         Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless the Company, the Company's directors, the Company's officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Registration Statement or the related Prospectus in reliance upon the information provided in this Election and Questionnaire.

         The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a)      Full legal name of Selling Securityholder:

         (b) Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in
                  (3) below are held:

         (c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in (3) are held:

2.       Address for notices to Selling Securityholders:

         Telephone:

         Fax:

         Contact Person:

3.       Beneficial ownership of Transfer Restricted Securities:

         (a) Type of Transfer Restricted Securities beneficially owned, and principal amount of Notes or number of shares of Common Stock, as the case may be, beneficially owned:

         (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

4.       Beneficial ownership of the Company's securities owned by the Selling
         Securityholder:

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item (3) ("Other Securities").

         (a) Type and amount of Other Securities beneficially owned by the Selling Securityholder:

         (b)      CUSIP No(s). of such Other Securities beneficially owned:

5.       Relationship with the Company

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

         State any exceptions here:

6.       Plan of Distribution

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

         (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

         (ii)     in the over-the-counter market;

         (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

         (iv)     through the writing of options.

         In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

         NOTE: IN NO EVENT WILL SUCH METHOD(S) OF DISTRIBUTION TAKE THE FORM OF AN UNDERWRITTEN OFFERING OF THE TRANSFER RESTRICTED SECURITIES WITHOUT THE PRIOR AGREEMENT OF THE COMPANY.

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the provisions of the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Registration Statement.

         If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Election and Questionnaire and the Registration Rights Agreement.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

         In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         Once this Election and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Election and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item 3 above. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Election and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:___________________________________
   Name:
   Title:

Please return the completed and executed Election and Questionnaire for receipt prior to or on deadline for response to L-3 Communications Holdings, Inc. at:

                  L-3 Communications Holdings, Inc.
                  600 Third Avenue
                  New York, New York  10016
                  Attn:  Chris Cambria, Esq. General Counsel and Vice President

                                                            EXHIBIT 1 TO ANNEX A

                           NOTICE OF TRANSFER PURSUANT
                            TO REGISTRATION STATEMENT

L-3 Communications Holdings, Inc.
600 Third Avenue
New York, New York  10016
Attn:  Chris Cambria

First Chicago Trust Company of New York
Mall Suite 4691
P.O. Box 2536
Jersey City, New Jersey 07303-2536
Attn:  George McIntyre
Tel.     (201) 222-4115
Fax      (201) 222-4679

          Re: L-3 Communications Holdings, Inc.'s 5.25% Convertible Senior
                  Subordinated Notes due 2009 (the "Notes")

Dear Sirs:

          Please be advised that                  has transferred $
aggregate principal amount of the above-referenced Notes or       shares of
the Company's Common Stock issued on conversion or repurchase of Notes, pursuant to the Registration Statement on
Form S-3 (File No. 333-        ) filed by the Company.

          We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above named beneficial owner of the Notes or Common Stock is named as a selling securityholder in the Prospectus
dated                       , or in amendments or supplements thereto, and that
the aggregate principal amount of the Notes or number of shares of Common Stock transferred
are [all or a portion of] the Notes or Common Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

                                     Very truly yours,

                                     [name]
                                     By:_______________________________________
                                                (Authorized signature)

Dated: _____________________________